UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments — Global Real Estate Fund

(Exact name of registrant as specified in charter)
101 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip code)
Randall W. Merk
Schwab Investments — Global Real Estate Fund
101 Montgomery Street, San Francisco, California 94104

(Name and address of agent for service)
Registrant’s telephone number, including area code:   (415) 627-7000
Date of fiscal year end: February 29
Date of reporting period: February 29, 2008
Item 1: Report(s) to Shareholders.

Schwab Global Real Estate Fundtm

Annual Report
February 29, 2008

Select Shares® are available on many Schwab Fundstm

Schwab Funds offers Select Shares, a shares class that carries lower expenses than Investor Sharestm in exchange for higher investment minimums on many of its funds. Select Shares are available for initial purchases of $50,000 or more of a single fund in a single account and for shareholders who add to their existing Investor Share position, bringing the value to or above $50,000. We encourage shareholders to review their portfolio to see if they are eligible to exchange into Select Shares. If you believe you are eligible, you should contact Schwab or your financial intermediary to request a tax-free interclass exchange into Select Shares. Select Shares may not be available through financial intermediaries other than Charles Schwab & Co., Inc.

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor and transfer agent: Charles Schwab & Co., Inc. (Schwab).

The industry/sector classification of the funds’ portfolio holdings uses the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor’s. GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Total Return for the Report Period*

Schwab Global Real Estate Fundtm

Investor Shares (Ticker Symbol: SWAIX)**	-19.21%
Select Shares® (Ticker Symbol: SWASX)	-19.06%
Benchmark: FTSE EPRA/NAREIT Global Real Estate Index	-17.96%
Fund Category: Morningstar Specialty–Real Estate	-21.85%

Performance Details	pages 6-7

Minimum Initial Investment[1]

Investor Shares	$ 100
Select Shares®	$ 50,000

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

*Not annualized. For the period 5/31/07 (commencement of operation) to 2/29/08.

**Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

[1]	Please see prospectus for further detail and eligibility requirements.

Schwab Global Real Estate Fund 1

From the Chairman

Charles Schwab
Chairman

Dear Shareholder,

Throughout my career I’ve been through many up and down markets, and I’ve always believed that sticking to time-tested principles of investing and a long-term strategy is the best way to endure short-term volatility and economic turbulence. The current turmoil in fixed income and equity markets is no exception.

For the past several months, the financial markets have been struggling to overcome problems that arose initially out of declining home prices and a collapse in the subprime mortgage market, along with larger economic issues including a drop in the value of the dollar globally, heightened risk of inflation, and the threat of recession.

Over the years, these intense market fluctuations have not been the norm, but it is during these periods that many investors can give up on investment fundamentals. Trying to time the market is both difficult and risky. Financial research has shown that a carefully constructed long-term investing plan can help moderate the effects of volatile markets and provide more reliable returns.

A good plan is built on sound, proven principles of investing, such as asset allocation and diversification. Spreading your money across different asset classes, such as stocks, bonds, mutual funds, and cash equivalents can be the most important factor in determining long-term performance and weathering the inevitable ups and downs of the market. In addition, seeking advice from your financial consultant or trusted investment advisor can also be an important part of making informed and smart decisions.

Here at Schwab, our goal is to help you reach your financial goals no matter what the market conditions may be. With funds and services backed by the guidance and support you need—whatever type of investor you are—we’ll do all we can to help you succeed.

Thank you for investing with us.

Sincerely,

2 Schwab Global Real Estate Fund

From the President

Randall W. Merk is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report. He joined the firm in 2002 and has held a variety of executive positions at Schwab.

Dear Shareholder,

The latter half of 2007 and the beginning of 2008 marked times of extreme volatility in many sectors of the economy. Credit quality and liquidity concerns that at first seemed contained to the subprime lending market have since resulted in a broad market sell-off. The depth and duration of illiquidity in the market, driven by disruptions in mortgage-backed securities and the resulting credit crunch, have been uncharacteristic of the market’s long-term historical trends.

Beyond the United States, global equity and credit markets have also suffered as a result of the U.S. economic slowdown and a widespread decline in investor confidence. While the global commercial real estate market has seen dramatic growth for a number of years, the valuations of many securities declined over the past several months as the market continued to price in volatility and uncertainty.

During these times of market uncertainty, we encourage you to seek the guidance and advice of your Schwab financial consultant or your independent investment advisor to ensure that your portfolio allocations represent your goals and tolerance for risk. Our Client Service Specialists are available at 1-800-435-4000.

Sincerely,

Schwab Global Real Estate Fund 3

The Investment Environment

Jeffrey Mortimer, CFA, a senior vice president and chief investment officer, equities, is responsible for the overall management of the fund.

As overall U.S. economic growth slowed, disruptions in the financial markets over the last several months have proven to be some of the most dramatic in recent memory. Problems in housing and credit markets continued to weigh on investor confidence as illiquidity and credit quality concerns spread into the broader marketplace. Volatility within fixed income markets, particularly within non-U.S. Treasury securities, catalyzed by the perception of risk and mass selling of bonds, contributed to an increase in market pessimism and depressed security prices.

Leading economic indicators, such as Gross Domestic Product (GDP), employment, and consumer prices, revealed diminishing overall economic growth and several contracting sectors. Real GDP—the output of goods and services produced in the United States adjusted for inflation—grew at an annual rate of 0.6% in the fourth quarter of 2007, compared to a 4.9% increase in the third quarter. From December through the end of February, private sector employment declined by 141,000 jobs, while the unemployment rate rose above 5% during the reporting period. Consumer prices, including food and energy, rose by 3.9% in the fourth quarter. The rise in prices, coupled with job loss and diminished growth, acted to depress consumer confidence.

Over the last several months, the decline in the value of the U.S. dollar in conjunction with broad-spectrum increases in commodity prices contributed to concerns over inflation and the strength of the U.S. economy. Since peaking in early 2002, the U.S. dollar has declined in value by more than 40% relative to the Euro and 20% relative to broad trade-weighted currency indexes. While this decline has stimulated exports and curtailed imports, it has also worked to drive an increase in commodity prices. From January 2007 through the end of the reporting period, commodity prices have increased more than 25% as measured by the Dow Jones-AIG Commodity Index, with gold and oil breaking $1,000 and $100 price thresholds, respectively, for the first time.

Housing and the subprime mortgage crisis were among the primary forces that contributed to broader market volatility and investor pessimism throughout the period. After many years of sustained growth, housing prices fell dramatically as supply began to outpace demand. Subprime borrowers, those with below average credit ratings, were disproportionately affected in the housing market correction. Although subprime adjustable rate mortgages accounted for just 6.8% of outstanding loans in the U.S., they represented 43% of foreclosures in the third quarter of 2007. With the increase in defaults on subprime

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

-11.76%	S&P 500® Index: measures U.S. large-cap stocks

-17.96%	FTSE EPRA/NAREIT Global Real Estate Index: measures (in U.S. dollars) real estate equities worldwide

-6.52%	MSCI-EAFE® Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

7.50%	Lehman Brothers U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Charles Schwab & Co., Inc.

4 Schwab Global Real Estate Fund

The Investment Environment continued

loans, the prices of asset-backed and mortgage-backed securities in the market declined, despite the fact that subprime represented only a fraction of the sector.

Risk aversion in the global marketplace, fueled by reactions to disruptions in the U.S. residential mortgage market and corresponding credit crisis, contributed to a correction in many real estate values abroad, both residential and commercial. Performance numbers were especially weak in the Asia-Pacific region in January of 2008, while the U.K. posted relatively strong returns. While commercial real estate has not suffered in the same way that residential real estate has, the threat of a recession in the United States in conjunction with mounting financial difficulties contributed to investor pessimism and downward pricing pressure.

From a real estate fundamental perspective—a measurement of the underlying value of securities— development (supply) and vacancies (demand) have not expanded as rapidly in the commercial real estate market as they have in the residential sector. This has created relatively tight supply and demand conditions in the commercial market and has mitigated the effects of a continued economic slowdown and investor pessimism. In addition, REIT cash flow continued to be predictable because it is generally tied to long-term lease contracts, which tend to lock in rates that do not respond dramatically to short-term market fluctuations.

In response to mounting market volatility and illiquidity across the broader marketplace, the Federal Reserve initiated a number of market control mechanisms designed to bolster investor confidence. During the reporting period, the Fed cut interest rates from 5.25% to 3.00% attempting to restore liquidity to the market by making lending more attractive. Additionally, major banks and other lending institutions in the private sector took measures to shore up riskier portions of their portfolios and encourage stricter borrowing standards in order to prevent further defaults and credit downgrades.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fundtm

Jeffrey Mortimer, CFA (right), senior vice president and chief investment officer, equities, is responsible for the overall management of the fund.

Dionisio Meneses, Jr., (left), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

David Siopack, CFA (seated), managing director and portfolio manager, has day-to-day co-responsibility for the management of the fund.

The Schwab Global Real Estate Fund Investor Shares declined 19.21% from inception in May 2007 through the period end, while the benchmark FTSE EPRA/NAREIT Global Real Estate Index lost 17.96%. Although the global commercial real estate market has grown over the last several years, moderation in the U.S. and global economy contributed to lower security valuations on the assumption that the slowdown would impact commercial real estate markets.

The fund has a global investment mandate and has allocations in each major region, namely North America, Europe, and Asia Pacific. The fund’s management utilizes Schwab Real Estate Ratings to evaluate market conditions and prospects for rental rate growth and to determine allocations based on extensive analysis of local demographic, economic, and real estate data. The fund’s country allocations relative to the benchmark were most underweight to the United States, Japan, and Hong Kong, and most overweight to the United Kingdom, Canada, and Singapore. An underweight to residential developers in mainland China detracted from performance during the period, but was partially offset by slight overweight positions in better-performing markets. The fund did not have any holdings in subprime mortgages, residential mortgage REITs, or U.S. homebuilders, even though these investment avenues are permissible.

As of 2/29/08:
 Style Assessment1

 Country Weightings % of Investments

United States	26.7%

Hong Kong	14.5%

Japan	11.5%

United Kingdom	10.1%

Australia	9.6%

France	7.7%

Switzerland	7.2%

Canada	4.7%

Singapore	3.7%

Other Countries	4.3%

100.0%

 Statistics

Number of Holdings	77
Weighted Average
Market Cap

($ x 1,000,000)	$11,159

Price/Earnings Ratio (P/E)	10.7

Price/Book Ratio (P/B)	1.4

Portfolio Turnover Rate[2]	67%

 Industry Weightings % of Investments

Real Estate Management & Devel	23.5%

Retail REITs	22.8%

Diversified REITs	15.2%

Office REITs	12.4%

Hotels, Resorts & Cruise Lines	9.3%

Industrial REITs	6.9%

Residential REITs	5.1%

Specialized REITs	1.5%

Cash	3.3%

Total	100%

 Top Holdings % of Net Assets3

The Link REIT	4.9%

Unibail-Rodamco	4.9%

AMB Property Corp.	4.9%

Sun Hung Kai Properties Ltd.	4.7%

Vornado Realty Trust	4.7%

Boston Properties, Inc.	4.7%

Stockland	3.8%
Starwood Hotels & Resorts

Worldwide, Inc.	3.6%

Westfield Group	3.5%

Land Securities Group plc	3.4%

Total	43.1%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 2/29/08, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.

[2]	Not annualized.

[3]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 2/29/08

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwab.com/schwabfunds.

Performance of a Hypothetical
$10,000 Investment1

Performance of a Hypothetical
$50,000 Investment1

 Total Returns1,2,3

Class and Inception Date	Since Inception

Investor Shares (5/31/07)*	-19.21%
Select Shares (5/31/07)	-19.06%
Benchmark: FTSE EPRA/NAREIT Global Real Estate Index	-17.96%
Fund Category: Morningstar Specialty–Real Estate	-21.85%

Fund Expense Ratios4: Investor Shares: Net 1.20%; Gross 1.36% / Select Shares: Net 1.05%; Gross 1.21%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

*Return for the report period presented in the table differs from the return in the Financial Highlights. This is a result of the calculation of the Financial Highlights return adhering to GAAP presentation.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns may have been lower.
[4]	Per prospectus effective 2/28/07. Net Expense: Expenses reduced by a contractual fee waiver in effect through at least 6/30/09. Gross Expense: Does not reflect the effect of contractual fee waivers.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for period beginning September 1, 2007 and held through February 29, 2008.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period”.

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s or share class’ actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[1]
	(Annualized)	at 9/01/07	at 2/29/08	9/01/07 - 2/29/08

Schwab Global Real Estate Fundtm
Investor Shares
Actual Return	1.20%	$1,000	$808.90	$5.40
Hypothetical 5% Return	1.20%	$1,000	$1,018.90	$6.02
Select Shares®
Actual Return	1.05%	$1,000	$809.40	$4.72
Hypothetical 5% Return	1.05%	$1,000	$1,019.64	$5.27

[1]	Expenses for each share class are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days of the period, and divided by 366 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fundtm

Financial Statements

Financial Highlights

	5/31/07[1]-
Investor Shares	2/29/08

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.14
Net realized and unrealized gains (losses)	(2.03)

Total from investment operations	(1.89)
Less distributions:
Dividends from net investment income	(0.21)

Net asset value at end of period	7.90

Total return (%)	(19.11)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.20	[3]
Gross operating expenses	1.31	[3]
Net investment income (loss)	2.06	[3]
Portfolio turnover rate	67	[2]
Net assets, end of period ($ x 1,000,000)	102

	5/31/07[1]-
Select Shares	2/29/08

Per—Share Data ($)

Net asset value at beginning of period	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.16
Net realized and unrealized gains (losses)	(2.05)

Total from investment operations	(1.89)
Less distributions:
Dividends from net investment income	(0.22)

Net asset value at end of period	7.89

Total return (%)	(19.06)[2]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	[3]
Gross operating expenses	1.17	[3]
Net investment income (loss)	2.06	[3]
Portfolio turnover rate	67	[2]
Net assets, end of period ($ x 1,000,000)	167
1 Commencement of operations.
2 Not annualized.
3 Annualized.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of February 29, 2008

This section shows all the securities in the fund’s portfolio and their value as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwab.com/schwabfunds.

		Cost	Value
Holdings by Category		($ x 1,000)	($ x 1,000)

93.2%	Common Stock	271,646	250,236
0.3%	Preferred Stock	861	834
3.2%	Short-Term Investments	8,430	8,564

96.7%	Total Investments	280,937	259,634
3.3%	Other Assets and Liabilities		8,860

100.0%	Net Assets		268,494

	Number	Value
Security	of Shares	($ x 1,000)

Common Stock 93.2% of net assets

Asia Pacific and Other 36.6%

Australia 7.3%
Stockland	1,562,368	10,111
Valad Property Group	230,666	196
Westfield Group	580,294	9,303

		19,610

Bermuda 0.7%
Mandarin Oriental International Ltd.	1,078,000	2,001

Hong Kong 13.9%
Henderson Land Development Co., Ltd.	362,000	2,810
Kerry Properties Ltd.	416,500	2,783
New World Development Co., Ltd.	9,614	26
Sun Hung Kai Properties Ltd.	729,000	12,704
The Hongkong & Shanghai Hotels Ltd.	3,572,500	5,754
The Link REIT	5,389,968	13,191

		37,268

Japan 11.1%
AEON Mall Co., Ltd.	132,100	3,240
DA Office Investment Corp.	925	4,328
Japan Real Estate Investment Corp.	369	4,106
Mitsubishi Estate Co., Ltd.	310,000	7,555
Mitsui Fudosan Co., Ltd.	96,000	1,949
Nippon Building Fund, Inc.	121	1,489
NTT Urban Development Corp.	929	1,151
Sumitomo Realty & Development Co., Ltd.	64,000	1,092
TOKYU REIT, Inc.	359	2,949
Top REIT, Inc.	431	1,948

		29,807

Singapore 3.6%
Allco Commercial Real Estate Investment Trust	4,994,000	2,814
Ascendas Real Estate Investment Trust (A-REIT)	1,286,000	2,033
Cambridge Industrial Trust	2,925,000	1,452
CapitaCommercial Trust	1,365,000	1,982
Suntec Real Estate Investment Trust	1,204,000	1,285

		9,566

		98,252

Europe 27.2%

France 7.4%
Gecina S.A.	12,485	1,809
Klepierre	86,687	5,062
Unibail-Rodamco	53,755	13,088

		19,959

Germany 0.5%
IVG Immobilien AG	41,635	1,454

Norway 0.5%
Norwegian Property A.S.A.	128,400	1,248

Spain 1.7%
Metrovacesa S.A.	5,154	647
Sol Melia S.A.	264,775	3,974

		4,621

Sweden 0.5%
Fabege AB	127,800	1,398

Switzerland 6.9%
Allreal Holding AG - Reg’d	42,857	5,630
PSP Swiss Property AG - Reg’d	116,941	7,166
Swiss Prime Site AG - Reg’d *	93,010	5,630

		18,426

United Kingdom 9.7%
British Land Co. plc	99,671	1,870
Daejan Holdings plc	18,255	1,231
Derwent London plc	47,720	1,350
Great Portland Estates plc	191,066	1,886
InterContinental Hotels Group plc	96,118	1,463
Land Securities Group plc	290,009	9,042
Liberty International plc	206,368	3,924
Millennium & Copthorne Hotels plc	156,032	1,244
Segro plc	125,940	1,288
Shaftesbury plc	121,673	1,379
Workspace Group plc	262,610	1,361

		26,038

		73,144

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($ x 1,000)

North America 29.4%

Canada 4.5%
Brookfield Properties Corp.	66,103	1,233
Canadian Real Estate Investment Trust	79,847	2,190
Cominar Real Estate Investment Trust	74,190	1,473
Dundee Real Estate Investment Trust	43,136	1,501
First Capital Realty, Inc.	57,263	1,296
Primaris Retail Real Estate Investment Trust	81,434	1,275
RioCan Real Estate Investment Trust	147,392	3,073

		12,041

United States 24.9%
AMB Property Corp.	259,929	13,043
AvalonBay Communities, Inc.	64,903	5,999
Boston Properties, Inc.	146,503	12,624
Entertainment Properties Trust	26,030	1,220
Essex Property Trust, Inc.	68,359	7,180
Host Hotels & Resorts, Inc.	83,845	1,358
LaSalle Hotel Properties	47,467	1,372
SL Green Realty Corp.	18,474	1,690
Starwood Hotels & Resorts Worldwide, Inc.	203,148	9,615
Vornado Realty Trust	151,966	12,698

		66,799

		78,840

Total Common Stock (Cost $271,646)		250,236

Preferred Stock 0.3% of net assets

Asia Pacific and Other 0.3%
Goodman Plus Trust *	10,000	834

Total Preferred Stock (Cost $861)		834

	Face Amount
Security	Local Currency	Value
Rate, Maturity Date	( x 1,000)	($ x 1,000)

Short-Term Investments 3.2% of net assets

Commercial Paper & Other Corporate Obligations 3.2%
Bank of America, London Time Deposit
Pound Sterling
4.23%, 03/03/08	101	201
Branch Bank and Trust Co., Grand Cayman Time Deposit
US Dollar
2.79%, 03/03/08	312	312
Brown Brothers Harriman, Grand Cayman Time Deposit
Australian Dollar
5.50%, 03/03/08	928	865
Danish Krone
2.99%, 03/03/08	1	—
US Dollar
2.79%, 03/03/08	26	26
Citibank, London Time Deposit
Canadian Dollar
2.85%, 03/03/08	232	235
Swiss Franc
1.28%, 03/03/08	329	316
US Dollar
2.79%, 03/03/08	606	606
JP Morgan Chase, London Time Deposit
Hong Kong Dollar
0.85%, 03/03/08	3,170	407
Wachovia, London Time Deposit
Euro
2.98%, 03/03/08	185	282
Australian Dollar
5.50%, 03/03/08	3,951	3,681
Wells Fargo, Grand Cayman Time Deposit
US Dollar
2.79%, 03/03/08	1,633	1,633

Total Short-Term Investments (Cost $8,430)		8,564

End of Investments.

(All dollar amounts are x1,000)

At 02/29/08, the tax basis cost of the fund’s investments was $284,449, and the unrealized appreciation and depreciation were $6,278 and ($31,093), respectively, with a net unrealized depreciation of ($24,815).

As of 02/29/08, the prices of certain foreign securities held by the fund aggregating $171,395 were adjusted from their market prices following the guidelines adopted by the fund’s Board of Trustees.

*	Non-income producing security.

See financial notes 11

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of February 29, 2008. All numbers are x 1,000 except NAV.

Assets
Investments, at value (cost $280,937)		$259,634
Foreign currency, at value (cost $577)		577
Receivables:
Investments sold		224
Fund shares sold		13,278
Dividends		153
Foreign tax reclaims		50
Due from investment adviser	+	18

Total assets		273,934

Liabilities
Payables:
Investments bought		5,097
Transfer agent and shareholder services fees		4
Fund shares redeemed		284
Accrued expenses	+	55

Total liabilities		5,440

Net Assets
Total assets		273,934
Total liabilities	−	5,440

Net assets		$268,494
Net Assets by Source
Capital received from investors		331,438
Distributions in excess of net investment income		(1,630)
Net realized capital losses		(40,023)
Net unrealized capital losses		(21,291)

Net Asset Value (NAV) by Share Class

			Shares
Share Class	Net Assets	÷	Outstanding	=	NAV

Investor Shares	$101,534		12,860		$7.90
Select Shares	$166,960		21,161		$7.89

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Operations
For May 31, 2007* through February 29, 2008. All numbers are x 1,000.

Investment Income
Dividends (net of $637 foreign withholding tax)		$6,257
Interest	+	298

Total Investment Income		6,555

Net Realized Gains and Losses
Net realized losses on investments		(39,986)
Net realized gains on foreign currency transactions	+	564

Net realized losses		(39,422)

Net Unrealized Gains and Losses
Net unrealized losses on investments		(21,291)

Expenses
Investment adviser and administrator fees		1,854
Transfer agent and shareholder service fees:
Investor Shares		243
Select Shares		109
Registration fees		116
Custodian fees		114
Shareholder reports		43
Professional fees		27
Portfolio accounting fees		25
Trustees’ fees		6
Interest expense		1
Other expenses	+	3

Total expenses		2,541
Expense reduction by adviser and Schwab	−	232

Net expenses		2,309

Increase (Decrease) in Net Assets from Operations
Total investment income		6,555
Net expenses	−	2,309

Net investment income		4,246
Net realized losses		(39,422)
Net unrealized losses	+	(21,291)

Decrease in net assets from operations		($56,467)

*	Commencement of operations.

See financial notes 13

 Schwab Global Real Estate Fund

Statements of
Changes in Net Assets
For the current report period only. Because the fund commenced operations on May 31, 2007, it has no prior report period. All numbers are x 1,000.

Operations

		5/31/07*-2/29/08
Net investment income		$4,246
Net realized losses		(39,422)
Net unrealized losses	+	(21,291)

Decrease in net assets from operations		(56,467)

Distributions to Shareholders
Distributions from Net Investment Income
Investor Shares		2,885
Select Shares	+	3,592

Total distributions from net investment income		$6,477

Transactions in Fund Shares

		5/31/07*-2/29/08
		SHARES	VALUE

Shares Sold
Investor Shares		18,151	$178,703
Select Shares	+	26,068	242,619

Total shares sold		44,219	$421,322

Shares Reinvested
Investor Shares		291	$2,529
Select Shares	+	342	2,964

Total shares reinvested		633	$5,493

Shares Redeemed
Investor Shares		(5,582)	($49,102)
Select Shares	+	(5,249)	(46,275)

Total shares redeemed		(10,831)	($95,377)

Net transactions in fund shares		34,021	$331,438

Shares Outstanding and Net Assets
		5/31/07*-2/29/08
		SHARES	NET ASSETS
Beginning of period		—	$-
Total increase	+	34,021	268,494

End of period		34,021	$268,494

Distributions in excess of net investment income			($1,630)

*	Commencement of operations.

14 See financial notes

 Schwab Global Real Estate Fund

Financial Notes

1. Business Structure of the Funds

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Global Real Estate Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund
Schwab 1000 Index Fund Schwab Tax-Free YieldPlus Fund Schwab Tax-Free Bond Fund Schwab California Tax-Free YieldPlus Fund Schwab California Tax-Free Bond Fund Schwab Premier Income Fund

The Schwab Global Real Estate Fund commenced operation on May 31, 2007 and the fund offers two share classes: Investor Shares and Select Shares®. Shares of each class represent interest in the same portfolio, but each class has different expenses and investment minimums.

Shares are bought and sold at net asset value, or NAV, which is the price for all outstanding shares. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund used in the preparation of the financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America.

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Securities for which no quoted value is available or when a significant event has occurred between the time of the security’s last close and the time the fund calculates net asset value: valued at fair value, as determined in good faith by the fund’s investment adviser using guidelines adopted by the fund’s Board of Trustees and the Pricing Committee. Some of the more common reasons that may necessitate that a security be valued at fair value include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security’s primary pricing source is not able or willing to provide a price, or certain foreign securities’ closing market prices adjusted for changes in value that may occur between the close of foreign exchange and the time at which the fund’s shares are priced. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

Futures and forwards: open contracts are valued at their settlement prices as of the close of their exchanges (for futures) or at a market value based on that day’s exchange rates (for forwards). When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end, and records a realized gain or loss accordingly.

Short-term securities (60 days or less to maturity): valued at amortized cost.

Mutual funds: valued at their respective net asset values as determined by those funds in accordance with the 1940 Act for a given day.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Portfolio Investments:

Futures Contract: The fund may invest in futures contracts. Futures contracts involve certain risks because they can be very sensitive to market movements.

One risk is that the price of a futures contract may not move in perfect correlation with the price of the underlying securities. Another risk is that, at certain times, it may be impossible for the fund to close out a position in a futures contract, due to a difference in trading hours or to market conditions that may reduce the liquidity for a futures contract or its underlying securities. The potential for losses associated with futures contracts may exceed amounts recorded in the Statement of Assets and Liabilities.

Because futures carry inherent risks, the fund must give the broker a deposit of cash and/or securities (the “initial margin”) whenever it enters into the futures contract. The amount of the deposit may vary from one contract to another, but it is generally a percentage of the contract amount.

Futures are traded publicly on exchanges, and their market value changes daily. The fund records the change in market value of futures, and also the change in the amount of margin deposit required (“due to /from broker”).

Securities Lending: The fund may loan securities to certain brokers, dealers and other financial institutions that pay the fund negotiated fees. The fund receives cash, letters of credit or U.S. Government securities as collateral on these loans. All of the cash collateral received is reinvested in high quality, short-term investments. The value of the collateral must be at least 102% of the market value of the loaned securities as of the first day of the loan, and at least 100% each day thereafter. If the value of the collateral falls below 100%, it will be adjusted the following day.

Repurchase Agreement: The fund may enter into repurchase agreements. In a repurchase agreement, the fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. The date, price and other conditions are all specified when the agreement is created.

The fund’s repurchase agreements will be fully collateralized by U.S. government securities or by U.S. government agency securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date.

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund may record certain foreign security dividends on the day it learns of the ex-dividend date.

(e) Expenses:

Expenses that are specific to the fund or a class within the trust are charged directly to that fund or class. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

For funds offering multiple share classes net investment income, other than class specific expenses, and realized and unrealized gains or losses, are allocated daily to each class in proportion to its net assets.

(f) Distributions to Shareholders:

The fund makes distributions from net investment income every quarter and net realized capital gains once a year.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(g) Accounting Estimates:

The accounting policies described in this report conform with accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It is possible that once the results are known, they may turn out to be different from these estimates.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund also may keep certain assets in segregated accounts, as required by securities law.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains (if any) to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.

(i) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liability arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

(j) New Accounting Standards:

Financial Accounting Standards Board Interpretation (FIN) No. 48 — Accounting for Uncertainty in Income Taxes — an Interpretation of SFAS No. 109, was issued in July 2006 and is effective for fiscal years beginning after December 15, 2006. This Interpretation provides new requirements for the recognition, measurement, and disclosure in the financial statements of a tax position taken or expected to be taken in a tax return when there is uncertainty about whether that tax position will ultimately be sustained. As of February 29, 2008, management has reviewed the tax positions for open tax year (May 31, 2007 through February 29, 2008), and determined that no provision for income tax is required in the funds’ financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. As of February 29, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effects of certain of the measurements on changes in net assets for the period.

3. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

Average daily net assets

First $500 million	0.90%
Over $500 million	0.88%
Over $1 billion	0.86%

 Schwab Global Real Estate Fund

Financial Notes (continued)

3. Affiliates and Affiliated Transactions (continued):

Charles Schwab & Co., Inc. (“Schwab”), an affiliate of the investment adviser, is the trust’s shareholder services agent and transfer agent.

For its transfer agent and shareholder services, Schwab is entitled to receive an annual fee payable monthly based on the fund’s average daily net assets described as follows:

	Transfer Agent Fees	Shareholder Service Fees

Investor Shares	0.05%	0.20%
Select Shares	0.05%	0.05%

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements with the fund to limit the total expenses charged, excluding interest, taxes and certain non-routine expenses, through June 30, 2009, as follows:

Investor Shares	1.20%
Select Shares	1.05%

The fund may engage in certain transactions involving affiliates. As of February 29, 2008, the percentages of Schwab Global Real Estate Fund shares owned by Schwab Target Funds are:

Target 2010 Fund	4.2%
Target 2020 Fund	8.8%
Target 2030 Fund	9.2%
Target 2040 Fund	7.8%

The fund may make direct security transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. During the fiscal year ended, the fund had no security transactions with other Schwab Funds.

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions within the Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. There was no interfund borrowing or lending activity for the fund during the period.

Trustees

Trustees may include people who are officers and directors of the investment adviser or Schwab. Federal securities law limit the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

4. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund may obtain temporary bank loans through the trust to which they belong, to use for meeting shareholder redemptions or for extraordinary or emergency purposes. The trust has custodian overdraft facilities and uncommitted line of credit arrangements of $150 million and $100 million with State Street Corporation, and Bank of America, N.A., respectively. The fund pays interest on the amounts they borrow at rates that are negotiated periodically. There were no borrowings from the line of credit for the fund during the period. However, the fund utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations.

 Schwab Global Real Estate Fund

Financial Notes (continued)

5.	Purchases and Sales of Investment Securities:
(All dollar amounts are x 1,000)

For the period ended February 29, 2008, purchases and sales of securities (excluding short-term obligations and securities sold short) were as follows:

Purchases of	Sales/Maturities
Securities	of Securities

$492,542	$179,130

6.	Redemption Fee:
(All dollar amounts are x 1,000)

The fund charges a redemption fee of 2.00% on shares sold or exchanged 30 days or less after purchasing them. Such amounts are net of the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current report period are:

Current Period
(05/31/07 - 02/29/08)

Investor Shares	$39
Select Shares	40

7.	Federal Income Taxes:
(All dollar amounts are x 1,000)

As of February 29, 2008, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$507
Undistributed long-term capital gains	—
Unrealized appreciation	6,278
Unrealized depreciation	(31,093)
Other unrealized appreciation/(depreciation)	13
Net unrealized appreciation/(depreciation)	(24,802)

Capital loss carry forwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2008, the fund had capital loss carry forwards of $2,088 available to offset future net capital gains before the expiration date of February 29, 2016.

For tax purposes, net realized capital losses occurring after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. As of February 29, 2008, the fund had deferred realized net capital losses of $36,561 and did not utilize any capital losses to offset capital gains.

The tax-basis components of distributions paid during the current fiscal year was:

Current Period Distributions

Ordinary income	$6,477
Long-term capital gains	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, short-term capital gains and losses, capital losses related to wash sales, unrealized appreciation of certain investments in non-U.S. securities, and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by each fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

 Schwab Global Real Estate Fund

Financial Notes (continued)

7. Federal Income Taxes (continued):

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments will have no impact on net assets or the results of operations. As of February 29, 2008, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	601
Net realized capital gains and losses	(601)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Global Real Estate Fund (the “Fund”) at February 29, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2007 (commencement of operations) through February 29, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 29, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 16, 2008

Other Federal Tax Information (unaudited)
(All dollar amounts are x 1,000)

For corporate shareholders, 19.63% percentage of the fund’s dividend distributions paid during the fiscal year ended February 29, 2008, qualify for the corporate dividends received deduction.

For the fiscal year ended February 29, 2008, the Fund designated $1,650 of the dividend distributions as qualified dividends for the purpose of the maximum rate under Section 1(h)(ii) of the Internal Revenue Code. Shareholders will be notified in January 2009 via IRS Form 1099 of the amounts for use in preparing their 2008 income tax return.

The Schwab Global Real Estate Fund may elect to pass on the benefits of the foreign tax credit of $400 to its shareholders for the year ended February 29, 2008.

Trustees and Officers

The tables below give information as of February 29, 2008, about the trustees and officers for Schwab Investments, which includes the fund covered in this report. The “Fund Complex” includes the Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Laudus Trust, and Laudus Institutional Trust. As of February 29, 2008, the Fund Complex included 73 funds.

The address for all trustees and officers is 101 Montgomery Street, San Francisco, CA 94104. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

Independent Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Board 1–Director, Redwood Trust, Inc. Board 2–Director, PMI Group, Inc.

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University; Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University	62	Board 1–Director, Gilead Sciences, Inc. Board 2–Director, Monaco Coach Corporation Board 3–Director, Venture Lending and Leasing, Inc.

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley. Until February 2004, Co-Chief Executive Officer, Aphton Corp. (bio-pharmaceuticals).	73	Board 1–Director, Mission West Properties
Board 2–Director, TOUSA
Board 3–Director, Harris-Stratex Networks
Board 4–Director, Genitope Corp.
Board 5– Director, Ditech Networks
			Board 6–Director, Rubicon Limited

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and founder of Smith Graham & Co.(investment advisors).	62	Board 1–Board of Cooper Industries Board 2–Chairman of the Audit Committee of Oneok Partners LP

Donald R. Stephens 1938 Trustee (Trustee of Schwab Investments since 1989.)	Managing Partner, D. R. Stephens & Company (investments).	62	None.

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Managing Director, Chairman of the Finance Committee, GSC Group; General Partner, Goldman Sachs & Co., until June 2005.	62	Board 1–Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals

Independent Trustees continued
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Michael W. Wilsey 1943 Trustee (Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer, Wilsey Bennett, Inc. (real estate investment and management, and other investments).	62	None.

Interested Trustees
Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1989.)	Chairman, Chief Executive Officer and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc.; Chairman and Director, Charles Schwab Investment Management, Inc., Charles Schwab Bank, N.A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer and Director, Schwab Holdings, Inc. Through June 2007, Director, U.S. Trust Company, N.A., U.S. Trust Company of New York. Until May 2003, Co-Chief Executive Officer, The Charles Schwab Corporation.	62	None.

Walt Bettinger[2] 1960 Trustee (Trustee of Schwab Investments since 2008.)	President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation; Director, Charles Schwab Bank; Executive Vice President and President – Schwab Investor Services, The Charles Schwab Corporation; Executive Vice President and President – Schwab Investor Services, Charles Schwab & Co., Inc.; Chairman and President, Schwab Retirement Plan Services, Inc.; President and Chief Executive Officer, The Charles Schwab Trust Company, Director, Charles Schwab Bank, N.A., Schwab Retirement Plan Services, and Schwab Retirement Technologies.	62	None.

Officers of the Trust
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Randall W. Merk 1954 President and Chief Executive Officer (Officer of Schwab Investments since 2007.)	Executive Vice President and President, Investment Management Services, Charles Schwab & Co., Inc.; Executive Vice President, Charles Schwab & Co., Inc. (2002 – present); President and Chief Executive Officer, Charles Schwab Investment Management, Inc. (2007-present); Director, Charles Schwab Asset Management (Ireland) Limited and Charles Schwab Worldwide Funds, plc. From September 2002 to July 2004, Chief Executive Officer and President, Charles Schwab Investment Management, Inc. and Executive Vice President, Charles Schwab & Co., Inc.

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc.; Chief Financial Officer, Laudus Trust and Laudus Institutional Trust; Director, Charles Schwab Worldwide Funds, plc and Charles Schwab Asset Management (Ireland) Limited. Through June 2007, Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust; Chief Financial Officer, Mutual Fund Division, UST Advisors, Inc. From December 1999 to November 2004, Sr. Vice President, Financial Reporting, Charles Schwab & Co. Inc.

Kimon Daifotis 1959 Senior Vice President and Chief Investment Officer-Fixed Income (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer-Fixed Income, Charles Schwab Investment Management, Inc. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

Jeffrey Mortimer 1963 Senior Vice President and Chief Investment Officer-Equities (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Investment Officer-Equities, Charles Schwab Investment Management, Inc.; Vice President and Chief Investment Officer, Laudus Trust and Laudus Institutional Trust. Prior to 2004, Vice President and Sr. Portfolio Manager, Charles Schwab Investment Management, Inc.

Randall Fillmore 1960 Chief Compliance Officer and AML Officer (Officer of Schwab Investments since 2002.)	Senior Vice President and Chief Compliance Officer, Charles Schwab Investment Management, Inc.; Senior Vice President, Charles Schwab & Co. Inc.; Chief Compliance Officer, Laudus Trust and Laudus Institutional Trust. Through June 2007, Chief Compliance Officer, Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. From 2002 to 2003, Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.

Koji E. Felton 1959 Secretary and Chief Legal Officer (Officer of Schwab Investments since 1998.)	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc. Through June 2007, Chief Legal Officer, Excelsior Funds Inc., Excelsior Tax Exempt Funds, Inc. and Excelsior Funds Trust.

Catherine MacGregor 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust; since 2006, Chief Counsel, Laudus Trust and Variable Insurance Trust. Until July 2005, Senior Associate, Paul Hastings Janofsky & Walker LLP.

Cathy Sabo 1964 Vice President (Officer of Schwab Investments since 2005.)	Vice President-Compliance, Charles Schwab Investment Management, Inc., Laudus Trust and Laudus Institutional Trust. Until 2004, Vice President, Client, Sales & Services Controls, Charles Schwab & Co., Inc.

Officers of the Trust continued
Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Michael Haydel 1970 Vice President (Officer of Schwab Investments since 2006.)	Vice President, Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President and AML Officer, Laudus Trust and Laudus Institutional Trust. Until March 2004, Director Charles Schwab & Co., Inc.

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after 20 years of service as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Stephens and Wilsey will retire on December 31, 2010.

[2]	In addition to their employment with the investment advisor and the distributor, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation. Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the advisor.

[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B) The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E) The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwab.com/schwabfunds, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwab.com/schwabfunds or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fundtm
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab Fundamental US Large Company Index Fundtm
Schwab Fundamental US Small-Mid Company Index Fundtm
Schwab Fundamental International Large Company Index Fundtm
Schwab Fundamental International Small-Mid Company Index Fundtm
Schwab Fundamental Emerging Markets Index Fundtm
Schwab Global Real Estate Fundtm
Schwab Institutional Select® S&P 500 Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Viewpoints Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab Retirement Income Fund

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds that seek high current income consistent with safety and liquidity.1 Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money

Investment Adviser
Charles Schwab Investment Management, Inc.
101 Montgomery Street, San Francisco, CA 94104
Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2006 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR41206

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler, Mariann Byerwalter and Donald Stephens, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees

2007/8: $315,840 2006/7: $280,560
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees

For services rendered to Registrant:

2007/8: $26,626 2006/7: $20,839

Nature of these services: tax provision review.
          In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees

For services rendered to Registrant:

2007/8: $29,796 2006/7: $24,475

Nature of these services: preparation and review of tax returns.
          In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees

For services rendered to Registrant:

2007/8: $5,263 2006/7: $5,263

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
          In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2007/8: $108,021 2006/7: $205,237
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
2007/8: $2,833,351 2006/7: $4,169,642
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.         .
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Randall W. Merk and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.

(a) (1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments — Global Real Estate Fund

By:	/s/ Randall W. Merk

Randall W. Merk
Chief Executive Officer
Date: 04/18/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randall W. Merk

Randall W. Merk
Chief Executive Officer
Date: 04/18/2008

By:	/s/ George Pereira

George Pereira
Principal Financial Officer
Date: 04/18/2008